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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               February 18, 2004



                               ASTA FUNDING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


           0-26906                                     22-3388607
   ------------------------                ---------------------------------
   (Commission File Number)                (IRS Employer Identification No.)


210 Sylvan Avenue, Englewood Cliffs, New Jersey               07632
-----------------------------------------------             ----------
    (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number, including area code: 201-567-5648

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Item 5.  Other Events.

         On February 18, 2004, Asta Funding, Inc. announced that it declared a quarterly cash dividend in the amount of $0.03 for each share of the Corporation's Common Stock payable on May 1, 2004, to the holders of the Corporation's Common Stock of record on March 31, 2003.

         On February 18, 2004, the Corporation also announced its intention to effect a two-for-one stock split on its Common Stock to be paid in the form of a 100% stock dividend, payable March 23, 2004, to the holders of the Corporation's Common Stock of record on March 9, 2004.

         Asta Funding issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1  Press release dated February 18, 2004.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ASTA FUNDING, INC.


Date: February 18, 2004                 By: /S/ Mitchell Herman
     -------------------                   -------------------------------------
                                           Mitchell Herman
                                           Chief Financial Officer


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